Updating Summary Prospectus
Guardian MarketPerform®
This Summary Prospectus summarizes key features of the Guardian MarketPerform® (the “Contract”), an individual single premium deferred registered index-linked annuity contract issued by The Guardian Insurance & Annuity Company, Inc. (the “Company,” “GIAC,” “we,” or “us”). The Prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current Prospectus and other information about the Contract online at www.GuardianLife.com. You can also obtain this information at no cost by calling 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to AnnuityCare@guardianlife.com.
Investment in the Contract involves investment risks, including the loss of principal and previously credited earnings. If you invest in an Index Protection and Crediting Strategy (“IPCS”) with the lowest level of protection currently offered (the -10% Buffer), you could experience losses up to 90% at the end of the Strategy Term. Your losses may be greater over the entire time you own the Contract. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer.
Any positive return on an investment in an IPCS at the end of the Strategy Term will be limited to the Crediting Strategy. If you invest in an IPCS with the Cap Rate with Participation Rate (“Cap with Par”) Crediting Strategy, we guarantee that the Participation Rate will never be less than 100%, and the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals will result in surrender charges during the first six years you own the Contract, and may be subject to a negative Interim Value adjustment, taxes and tax penalties (including a 10% tax penalty before age 59 1/2). A negative Interim Value adjustment could result in losses as high as 100%.
The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment.
Index-linked annuity contracts are complex insurance and investment vehicles. You should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based on your financial situation and objectives. Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The Contracts are not bank deposits, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Contracts are not obligations of or guaranteed by any banking or financial institution. All obligations and guarantees under the Contract are subject to the financial strength and claims-paying ability of the Company.
Summary Prospectus Date: May 1, 2026

i

GLOSSARY
Annuitant(s): The person named in the Contract or named as the Annuitant in any later change shown in our records, on whose life annuity payments are based in the payout phase of the Contract.
Annuity Commencement Date: The date on which Annuity Payments under the contract begin.
Buffer / Buffer Rate: A Buffer is a Protection Strategy that absorbs negative Index Performance by protecting against losses up to the Buffer Rate on the Term End Date. The Buffer Rate is the maximum negative Index Performance we will protect you from at the end of the Strategy Term. If the Index Performance on the Term End Date is negative, you will only incur a loss if the Index Performance has declined more than the Buffer Rate. The Buffer will only be applied on the Term End Date, and the Buffer Rate is not an annual rate.
Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for business. The Business Day ends when the NYSE closes for the day (typically 4:00 p.m., Eastern Time). If any transaction or event is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after close of business, such transaction or event will be processed on the next following Business Day unless otherwise specified.
Cap Rate: The Cap Rate is the maximum IPCS Credit Rate that may apply to calculate the Maturity Value if the Index Performance is zero or positive. We may declare a new Cap Rate for each new Strategy Term, subject to the stated minimum guaranteed rate for that IPCS option. If we do not declare a Cap Rate for a particular Strategy Term, there is no maximum IPCS Credit Rate for that Strategy Term, and if the Index Performance on the Term End Date is zero or positive, the IPCS Credit Rate will, at a minimum, equal the Index Performance. The Cap Rate is not an annual rate.
Cap Rate with Participation Rate (“Cap with Par”): Cap with Par is a Crediting Strategy composed of a Cap Rate and a Participation Rate. The Cap Rate is the maximum credit that may apply to your investment on the Term End Date. The Participation Rate is the percentage of Index Performance your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). If the Index Performance on the Term End Date is zero or positive, the IPCS Credit Rate will be the lesser of: (i) the declared Cap Rate; and (ii) the Index Performance multiplied by the Participation Rate. If we do not declare a Cap Rate for the Strategy Term, there is no maximum credit, and if the Index Performance on the Term End Date is zero or positive, the IPCS Credit Rate will be the Index Performance multiplied by the Participation Rate. The Cap with Par will only be applied on the Term End Date, and the Cap Rate and Participation Rate are not annual rates. We may declare a new Cap Rate and Participation Rate for each new Strategy Term, subject to the stated minimum guaranteed rates for that IPCS option for the life of the contract.
Cap Rate with Participation Rate and Spread (“Cap with Par & Spread”): Cap with Par & Spread is a Crediting Strategy composed of a Cap Rate, a Participation Rate and a Spread. The Cap Rate is the maximum credit that may apply to your investment on the Term End Date. The Participation Rate is the percentage of Index Performance (minus the Spread) your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). The Spread is the minimum Index Performance in order for interest to be credited to the IPCS on the Term End Date. The Spread is deducted from the Index Performance before the Participation Rate is applied to calculate the IPCS Credit Rate. Under no circumstances will the Spread reduce the Index Performance below zero. If the Index Performance is lower than or equal to the Cap Rate on the Term End Date, the Spread will be subtracted from the Index Performance to calculate the IPCS Credit Rate. If the Index Performance is higher than the Cap Rate on the Term End Date, the Spread will be subtracted from the Cap Rate to calculate the IPCS Credit Rate. If we do not declare a Cap Rate for the Strategy Term and the Index Performance is positive or zero, the IPCS Credit Rate will be the greater of: (i) the Index Performance minus the Spread multiplied by the Participation Rate; and (ii) 0. The Cap with Par and Spread will only be applied on the Term End Date, and the Cap Rate, Participation Rate and Spread are not annual rates. We may declare a new Cap Rate and Participation Rate for each new Strategy Term, subject to the stated minimum guaranteed rates for that IPCS option for the life of the contract. The Spread will not change from Strategy Term to Strategy Term.

Contract Anniversary: The date that occurs on the same day and month as the Contract Date for each Contract Year. The first Contract Anniversary is one year after the Contract Date on the same day and month of the following Contract Year.
Contract Date: The date the Contract is issued. It is the date from which Contract Years and Contract Anniversaries are measured.
Contract Value: The sum of the Index Strategy Values for all IPCS options a Contract is invested in and the Fixed Rate Strategy Value on any given day during the accumulation phase of the Contract
Contract Year: The one year period starting from the Contract Date in one calendar year and ending on the date preceding the Contract Anniversary in the following calendar year, and every year thereafter.
Crediting Strategy: The component of an IPCS that determines the IPCS Credit Rate that will be used to calculate the Maturity Value on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is zero or positive.
Customer Service Office: The office to which notices and transaction requests must be sent.
The Guardian Insurance & Annuity Company, Inc.
Individual Markets, Annuities
P. O. Box 981592
El Paso, TX 79998-1592.
Fixed Rate Strategy (“FRS”): A fixed rate investment option available under the Contract. Amounts held in the FRS earn interest at a rate that is guaranteed for one Contract Year (subject to the minimum guaranteed rate for the life of the contract).
Fixed Rate Strategy Value: The amount of Contract Value allocated to the FRS. The Fixed Rate Strategy Value is increased by the daily interest credit and decreased by any withdrawals (including any applicable surrender charges).
Good Order: Notice from any party authorized to initiate a transaction under the Contract is considered to be in Good Order if it is received at the Customer Service Office in a format satisfactory to us that includes all information we require to process a required transaction. A request or transaction may be rejected or delayed if it is not in Good Order. We may determine whether a particular request or transaction is in Good Order in our sole discretion, and we reserve the right to change or waive any Good Order requirement at any time.
Index/Indices: The reference index to which an IPCS option is linked.
Index Performance: The percentage change in the Index Value over the Strategy Term, measured from the Term Start Date to the Term End Date. Index Performance can be positive, negative, or zero.
Index Protection and Crediting Strategies (“IPCS”): The unique index-linked investment options that are available under the Contract. You may elect as many IPCS options as you wish, provided each allocation is at least 1% of the amount reallocated. All allocations must be in whole percentages. Each IPCS is composed of a Strategy Term, Index, Protection Strategy and Crediting Strategy, and may also include the Performance Lock feature. The Protection Strategy provides a level of protection from loss on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is negative. The Crediting Strategy determines the credit on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is zero or positive.
Index Strategy Value: Each IPCS option has its own Index Strategy Value. On the Term Start Date, your Index Strategy Value equals your allocation to the IPCS. On the Term End Date, your Index Strategy Value is the Maturity Value, which reflects the Index Performance, the effect of any withdrawals taken and charges deducted from the IPCS over the Strategy Term, and the application of the Crediting Strategy or Protection Strategy, as

applicable. On any other day during each Strategy Term, your Index Strategy Value is the Interim Value, which is based on the value of a hypothetical portfolio of financial instruments designed to replicate the Maturity Value on the Term End Date. If you exercise the Performance Lock feature (if available), your Index Strategy Value is the locked-in Interim Value less subsequent withdrawals (including any applicable surrender charges).
Index Value: The value of the Index that is published by the Index provider at the close of each day when the Index Value is calculated. On any day that is not a Business Day, it is the closing value as of the prior Business Day.
Interim Value: The Index Strategy Value on any day during the Strategy Term other than the Term Start Date or Term End Date. The Interim Value is the amount that is available for annuitization, payment of the Standard Death Benefit, exercise of the Performance Lock feature (if available) or your right to return the Contract (unless the return of premium is greater), withdrawals and surrenders (including the deduction of applicable surrender charges and/or premium taxes) from an IPCS. We calculate the Interim Value based on the value of a hypothetical portfolio of financial instruments designed to replicate the Maturity Value on the Term End Date. The Interim Value calculation could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively.
Investment Strategy: An investment option available under the Contract, which includes the Fixed Rate Strategy and the Index Protection and Crediting Strategies.
IPCS Credit Rate: The Index Performance after the Protection Strategy or Crediting Strategy is applied. The IPCS Credit Rate is used to calculate the Maturity Value on the Term End Date.
Maturity Value: The Index Strategy Value on the Term End Date, which reflects the Index Performance, the effect of any withdrawals taken and charges deducted from the IPCS over the Strategy Term, and the application of the Crediting Strategy or Protection Strategy, as applicable.
Participation Rate: The Participation Rate is the percentage of Index Performance (minus the Spread, if applicable) your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). We may declare a new Participation Rate for each new Strategy Term, subject to the stated minimum guaranteed rate for that IPCS option for the life of the contract. The Participation Rate is not an annual rate.
Performance Lock: The IPCS available to you may include a Performance Lock feature. The Performance Lock feature allows you to lock in your Interim Value at any time prior to the Term End Date. The Performance Lock feature can only be exercised once during the Strategy Term. Locked-in value will not participate in future Index Performance (positive or negative) until the next Contract Anniversary. If the Performance Lock feature is exercised, the Protection Strategy and Crediting Strategy will not be applied to the locked-in IPCS at any time, including at the time you exercise the Performance Lock feature, on the next Contract Anniversary when the locked-in value will be reallocated, or on the Term End Date. The Performance Lock feature, when available, is available for the duration of the Strategy Term. The Performance Lock feature may not be available in the future on certain or any IPCS options.
Protection Strategy: The component of an IPCS that provides a level of protection from loss on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is negative.
Spread: The Spread is the minimum Index Performance that will be credited to an IPCS with a Cap with Par & Spread Crediting Strategy on the Term End Date. The Spread will reduce the IPCS Credit Rate that will be applied. Under no circumstances will the Spread reduce the Index Performance below zero. The Spread will not change from Strategy Term to Strategy Term. The Spread is not an annual rate.
Strategy Term: The component of an IPCS that is the period of time used to determine the Index Performance from the Term Start Date to the Term End Date.

Strategy Value Base: For each IPCS option, the base amount used to determine the Index Strategy Value. The Strategy Value Base is equal to the amount allocated to the IPCS on the Term Start Date, reduced thereafter on a pro-rata basis for withdrawals (including systematic withdrawals, RMDs, and any applicable surrender charges) taken prior to the Term End Date. This means that the Strategy Value Base will be reduced by the same percentage that the withdrawal reduces the Index Strategy Value for the IPCS. Such reduction may be more, even significantly more, than the dollar amount withdrawn.
Term End Date: The Contract Anniversary on the last day of the Strategy Term applicable to each IPCS. The Term End Date is when the Maturity Value is calculated and the Crediting Strategy or Protection Strategy is applied, depending on Index Performance. The Index Value on the Term End Date will be used to determine the Index Performance over the Strategy Term. If the Term End Date is not a Business Day, then the Index Value on the prior Business Day will be used.
Term Start Date: The first day of the Strategy Term applicable to each IPCS, which may be the Contract Date or a subsequent Contract Anniversary (as applicable). The Term Start Date is when a premium payment is allocated or Contract Value is reallocated to an IPCS. The Index Value on the Term Start Date will be used to determine the Index Performance over the Strategy Term. If the Term Start Date is not a Business Day, then the Index Value on the prior Business Day will be used.
Trigger Rate: The Trigger Rate is the IPCS Credit Rate that will apply on the Term End Date for any IPCS with a Step-Up Trigger Rate Crediting Strategy if the Index Performance is zero or positive. We may declare a new Trigger Rate for each new Strategy Term, subject to the stated minimum guaranteed rate for that IPCS option for the life of the contract. The Trigger Rate is not an annual rate.
UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since April 25, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
There have been no material changes since April 25, 2025.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES, AND ADJUSTMENTS		LOCATION IN THE PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from your Contract within 6 years following Contract issuance, you may be assessed a surrender charge of up to 8% of the amount withdrawn in excess of the free withdrawal amount. The free withdrawal amount is the greater of (i) 10% of your Contract Value as of the most recent
Contract Anniversary (or, in the first Contract Year, 10% of your premium payment) or (ii) your RMD under our automatic RMD program.
For example, if you take an early withdrawal, you could pay a surrender charge of up to $7,200 on a $100,000 investment, assuming your Contract Value is
$100,000 at the time of the withdrawal. This loss will be greater if there is a negative Interim Value adjustment, taxes, or tax penalties.
If all or a portion of your Contract Value is removed from an IPCS prior to the end of the Strategy Term, it will be subject to an adjustment due to the Interim
Value, which may be negative. A negative Interim Value adjustment could result in losses as high as 100%. The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment.. For example, if you allocate $100,000 to an IPCS with a 3 year Strategy Term and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties. Transactions that are subject to an Interim
Value adjustment include (i) taking a withdrawal or surrendering your Contract, including the deduction of applicable surrender charges and/or premium taxes,
(ii) exercising the Performance Lock feature (if available), (iii) annuitization,
(iv) the payment of the Standard Death Benefit, and (v) exercising your right to return the Contract (unless the return of premium is greater).
Fee Tables Charges and Adjustments
Are There Transaction Charges?	No. Other than surrender charges and any negative Interim Value adjustments, there are no charges for other Contract transactions.
Are There Ongoing Fees and Expenses?
Yes.
Although we do not charge you a direct fee to invest in the IPCS options, there is an implicit ongoing fee associated with the IPCS because the amount you can earn on an IPCS will be limited to the extent the Index return exceeds (i) the Cap Rate (if any) under the Cap with Par Crediting
Strategy or the Cap with Par & Spread Crediting Strategy, or (ii) the
Trigger Rate under the Trigger Rate Crediting Strategy. Your returns will also be reduced by the Spread under the Cap with Par & Spread Crediting
Strategy. The application of the Crediting Strategy may cause your returns under the IPCS to be lower than the Index’s returns. In return for accepting this limit on Index gains, you receive some protection from Index losses through the Protection Strategy. Your returns could be limited if the
Participation Rate is below 100%.
Investment Strategies – Crediting Strategies.

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.
You can lose money by investing in the Contract, including the loss of principal and previously credited earnings. If you invest in an IPCS with the lowest level of protection currently offered (the -10% Buffer), you could experience losses up to 90% at the end of the Strategy Term. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par
IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a
-10% Buffer.
Risk Factors
Is this a Short-Term Investment?
No.
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges during the first six years you own the Contract, and may be subject to taxes and tax penalties (including a 10% tax penalty before age 59 1∕2).
In addition, amounts removed from an IPCS prior to the end of the Strategy
Term may be subject to a negative Interim Value adjustment, which could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the
Crediting Strategy would provide on the Term End Date. The calculation of the
Interim Value in connection with a withdrawal could result in the loss of principal and previously credited earnings, even if the Index is performing positively, and such losses could be substantial.
Contract Value that is allocated to an IPCS may only be reallocated on the
Term End Date (which is also a Contract Anniversary) unless you exercise the
Performance Lock feature (if available). Contract Value that is allocated to the
FRS and any locked-in Index Strategy Value pursuant to the exercise of the
Performance Lock feature may be reallocated on the next Contract Anniversary.
If we do not receive your reallocation instructions at our Customer Service
Office by the close of business on the date the reallocation will be effected, your Contract Value will be automatically reinvested in the same Investment
Strategies, if available (i.e., the Fixed Rate Strategy Value will be reinvested in the FRS, the Index Strategy Value will be reinvested in the same IPCS), subject to the new crediting rates. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index,
Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature is different). If such an IPCS is not available, the amount will be automatically reallocated to the 1-Year
Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without
Performance Lock (depending on availability). Any reallocation absent your instruction may not be satisfactory to you.
Risk Factors Charges and Adjustments Reallocations and Withdrawals.
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary based on the performance of the Investment
Strategies available under the Contract. Each Investment Strategy (including the FRS) has its own unique risks. You should review each of the available
Investment Strategies before making an investment decision.
The Crediting Strategy of an IPCS will limit positive Index returns on the Term
End Date. The application of the Crediting Strategy may cause your returns under the IPCS to be lower than the Index’s returns.
Under the Cap with Par Crediting Strategy, your return will be limited to the
Risk Factors Investment Strategies

RISKS

extent the Index return exceeds the Cap Rate (if any). For example, if the Index return is 25%, the Cap Rate is 20%, and the Participation Rate is 100%, we
will credit 20% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 20%. If we do not declare a Cap
Rate for a particular Strategy Term, your return will not be limited. For example, if the Index return is 25%, we do not declare a Cap Rate, and the
Participation Rate is 125%, we will credit 31.25% in interest at the end of the
Strategy Term, meaning the amount you invested in the IPCS will increase by
31.25%.
Under the Cap with Par & Spread Crediting Strategy, your return will be reduced by the Spread and will be limited to the extent the Index return exceeds the Cap Rate (if any). For example, if the Index return is 25%, the Cap
Rate is 20%, the Participation Rate is 100%, and the Spread is 1%, we will credit 19% in interest at the end of the Strategy Term. If we do not declare a
Cap Rate for a particular Strategy Term, your return will not be limited, but will still be reduced by the Spread. For example, if the Index return is 25%, we do not declare a Cap Rate, the Participation Rate is 125%, and the Spread is
1%, we will credit 30% in interest at the end of the Strategy Term.
Under the Trigger Rate Crediting Strategy, your return will be limited to the extent the Index return exceeds the Trigger Rate. For example, if the Index return is 25% and the Trigger Rate is 12%, we will credit 12% in interest at the end of the Strategy Term.
The Protection Strategy of an IPCS will limit negative Index returns on the
Term End Date. Under the Buffer Protection Strategy, if the Index Performance
on the Term End Date is negative, you will be subject to any loss that exceeds the Buffer Rate. For example, if the Index return is -25% and the Buffer Rate is
-10%, we will credit -15% (the amount that exceeds the Buffer Rate) at the end of the Strategy Term, meaning the amount you invested in the IPCS will decrease by 15%.
The Indices, except the SG Smart Climate Index, are “price return” indices, not
“total return” indices, and therefore they do not include income from dividends or other distributions paid by their component companies. If dividends and other distributions were included, the Index returns would be higher. The SG
Smart Climate Index Value reflects a negative performance adjustment, in the form of a “synthetic dividend,” intended to replicate the impact that an annual dividend would have on the Index return. If this “synthetic dividend” was not applied, the Index return would be higher. As a result of these calculations, the
Indices will underperform a direct investment in the securities that compose them.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to GIAC. Any obligations (including under the FRS and IPCS), guarantees, and benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN (1-888-482-7342).
Risk Factors Other Information About the Contract – The Guardian Insurance & Annuity Company, Inc.

RESTRICTIONS	LOCATION IN THE PROSPECTUS
Are There Restrictions on the Investment Options?
Yes.
Contract Value that is allocated to an IPCS may only be reallocated on the
Term End Date (which is also a Contract Anniversary), unless you exercise the
Performance Lock feature (if available). Contract Value that is allocated to the
FRS and any locked-in Index Strategy Value pursuant to the exercise of the
Performance Lock feature may be reallocated on the next Contract Anniversary.
●Currently all IPCS options and Contract features are available through financial professionals selling the Contract. Your financial professional may not recommend certain IPCS options. You may obtain information about the IPCS options that are available to you by contacting your financial professional or our Customer Service Office.
●Certain IPCS or Contract features may not be available in your state. See
Appendix B for state variations that may apply.
●You may not allocate Contract Value to an IPCS if the Term End Date would occur after the latest Annuity Commencement Date (i.e., the
Contract Anniversary immediately following the Annuitant’s 100th birthday).
In addition, we reserve the right to:
●Add or remove IPCS options;
●Limit the availability of certain IPCS options to new Contract purchases;
●Not include a Performance Lock feature in the future on certain or any
IPCS options;
●Declare new Cap Rates, Participation Rates and Trigger Rates for each new Strategy Term, subject to the stated minimum guaranteed rates for that
IPCS option;
We may not declare a Cap Rate for a particular Cap with Par and Spread
Strategy Term. For any such Strategy Term which we do declare a Cap Rate the Participation Rate will always equal 100% (which means it will never be greater than the minimum guaranteed rate of 100%).
●Stop offering or replace a reference Index (including during a Strategy
Term) if it is discontinued, if the Index is substantially changed, if the
Index Values become unavailable, if we no longer have a license agreement with the publishers of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we replace an Index, we will attempt to select a new Index that has a similar investment objective and risk profile to the original Index. The replacement Index we select may not be satisfactory to you; and
●Limit the number of IPCS options offered to one. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a
-10% Buffer. If we exercise our right to offer only this IPCS option and you are not satisfied, you may invest in the FRS or surrender the Contract, but the surrender may incur surrender charges, may be subject to taxes
(including a 10% tax penalty before age 59 1∕2) and, with respect to amounts surrendered from an IPCS that has not been locked in prior to the
Risk Factors Investment Strategies – Index Protection and Crediting Strategies (“IPCS”) Reallocations and Withdrawals Appendix B Distribution Broker-Dealer Contract Variations

RESTRICTIONS	LOCATION IN THE PROSPECTUS
Term End Date, will be subject to an Interim Value adjustment. The availability of IPCS may vary depending on the broker-dealer through which the contract is sold.
Are there any Restrictions on Contract Benefits?
Yes.
The Performance Lock feature may not be available in the future on certain or any IPCS options.
The Return of Premium Payment Death Benefit is subject to withdrawal adjustments (including any applicable surrender charges), which may be more, even significantly more, then the dollar amount withdrawn.
Although you may request a withdrawal at any time, withdrawals will always be taken first from the FRS, then proportionally from locked-in IPCS options, then proportionally from IPCS options that are at the Term End Date, and finally proportionally from IPCS options that are not at the Term End Date.
You may not request a partial withdrawal to be withdrawn from a particular
Investment Strategy. This means that if you wish to withdraw money from a specific IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% additional tax before age
59 1∕2), and, with respect to amounts surrendered from an IPCS prior to the
Term End Date, will be subject to an Interim Value adjustment.
The availability of IPCS options may vary depending on the broker-dealer through which the contract is sold.
Risk Factors Benefits Available Under the Contract Reallocations and Withdrawals Distribution Broker-Dealer Contract Variations
TAXES	LOCATION IN THE PROSPECTUS
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from, and payments received under the Contract.
There is no tax penalty benefit if you purchase the Contract through a
Traditional IRA or Roth IRA. Withdrawals are subject to ordinary income tax, and you may be subject to a 10% tax penalty if you withdraw money before age 59 1∕2.
Risk Factors Tax Considerations
CONFLICTS OF INTEREST	LOCATION IN THE PROSPECTUS
How Are Investment Professionals Compensated?
Your financial professional may receive compensation for selling the Contract to you in the form of commissions and non-cash compensation. This compensation may influence your financial professional to recommend the
Contract over another investment.
Other Information About the Contract – Distribution
Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Purchasing the Contract – Tax-Free Section 1035 Exchanges

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
Index Protection and Crediting Strategies
The following is a list of IPCS currently available under the Contract. We may change the features of the IPCS listed below (including the Index and the current limits on Index gains and losses), offer new IPCS, and terminate existing IPCS. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.guardianlife.com/annuities/rates. See “Investment Strategies – Index Protection and Crediting Strategies (“IPCS”)” in the prospectus for more information about the features of the IPCS.
The availability of IPCS may vary depending on the broker-dealer through which the contract is sold.
Note: If amounts are removed from an IPCS before the end of its Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Strategy Term. See “Charges and Adjustments – Interim Value Adjustment” in the prospectus for more information about Interim Value adjustments.
Index	Type of Index	Strategy Term	Crediting Strategy	Current Protection Strategy Rates (if held until end of Strategy Term)	Minimum Crediting Strategy Rates (for the life of the IPCS)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	One Year	Cap with Par & Spread	-10% Buffer	1.50% Cap 100% Participation 1.00% Spread
S&P 500® Price Return Index1;5	U.S. Large Cap Equities	One Year	Step-Up Trigger Rate	-10% Buffer	1.00% Trigger
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	One Year	Cap with Par & Spread	-20% Buffer	1.50% Cap 100% Participation 1.00% Spread
S&P 500® Price Return Index1;5	U.S. Large Cap Equities	One Year	Trigger Rate	-20% Buffer	1.00% Trigger
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Three Year	Cap with Par	-10% Buffer	5.00% Cap 100% Participation
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	Three Year	Cap with Par & Spread	-10% Buffer	5.00% Cap 100% Participation 3.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Three Year	Cap with Par	-20% Buffer	5.00% Cap 100% Participation
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	Three Year	Cap with Par & Spread	-20% Buffer	5.00% Cap 100% Participation 3.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Six Year	Cap with Par	-10% Buffer	10.00% Cap 100% Participation

Index	Type of Index	Strategy Term	Crediting Strategy	Current Protection Strategy Rates (if held until end of Strategy Term)	Minimum Crediting Strategy Rates (for the life of the IPCS)
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	Six Year	Cap with Par & Spread	-10% Buffer	10.00% Cap 100% Participation 6.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Six Year	Cap with Par	-20% Buffer	10.00% Cap 100% Participation
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	Six Year	Cap with Par & Spread	-20% Buffer	10.00% Cap 100% Participation 6.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Six Year	Cap with Par	-30% Buffer	10.00% Cap 100% Participation
S&P 500® Price Return Index1;3;5	U.S. Large Cap Equities	Six Year	Cap with Par & Spread	-30% Buffer	10.00% Cap 100% Participation 6.00% Spread
Nasdaq-100® Price Return Index[1]	Non-Financial Large Cap Equities	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	One Year	Cap with Par & Spread	-10% Buffer	1.50% Cap 100% Participation 1.00% Spread
Nasdaq-100® Price Return Index[1]	Non-Financial Large Cap Equities	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	One Year	Cap with Par & Spread	-20% Buffer	1.50% Cap 100% Participation 1.00% Spread
Nasdaq-100® Price Return Index1;4	Non-Financial Large Cap Equities	Three Year	Cap with Par	-10% Buffer	5% Cap 100% Participation
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	Three Year	Cap with Par & Spread	-10% Buffer	5% Cap 100% Participation 3.00% Spread
Nasdaq-100® Price Return Index1;4	Non-Financial Large Cap Equities	Three Year	Cap with Par	-20% Buffer	5% Cap 100% Participation
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	Three Year	Cap with Par & Spread	-20% Buffer	5% Cap 100% Participation 3.00% Spread
Nasdaq-100® Price Return Index1;4	Non-Financial Large Cap Equities	Six Year	Cap with Par	-10% Buffer	10% Cap 100% Participation
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	Six Year	Cap with Par & Spread	-10% Buffer	10% Cap 100% Participation 6.00% Spread
Nasdaq-100® Price Return Index1;4	Non-Financial Large Cap Equities	Six Year	Cap with Par	-20% Buffer	10% Cap 100% Participation

Index	Type of Index	Strategy Term	Crediting Strategy	Current Protection Strategy Rates (if held until end of Strategy Term)	Minimum Crediting Strategy Rates (for the life of the IPCS)
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	Six Year	Cap with Par & Spread	-20% Buffer	10% Cap 100% Participation 6.00% Spread
Nasdaq-100® Price Return Index1;4	Non-Financial Large Cap Equities	Six Year	Cap with Par	-30% Buffer	10% Cap 100% Participation
Nasdaq-100® Price Return Index1;3;5	Non-Financial Large Cap Equities	Six Year	Cap with Par & Spread	-30% Buffer	10% Cap 100% Participation 6.00% Spread
MSCI EAFE Price Return Index[1]	International Equities	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
MSCI EAFE Price Return Index[1]	International Equities	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	Three Year	Cap with Par	-10% Buffer	5.00% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	Three Year	Cap with Par	-20% Buffer	5.00% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	Six Year	Cap with Par	-10% Buffer	10.00% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	Six Year	Cap with Par	-20% Buffer	10.00% Cap 100% Participation
SG Smart Climate Index2;3	U.S. Large Cap Equities with ESG Characteristics	Six Year	Cap with Par	-30% Buffer	10.00% Cap 100% Participation
1
The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.
2
The Index deducts fees and costs when calculating the Index return, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.
3
This IPCS is not available under Contracts issued in the state of New York.
4
This IPCS is only available for Contracts issued in conjunction with applications signed on or after May 1, 2025.
5
This IPCS is only available for Contracts issued in conjunction with applications signed on or after December 8, 2025.
We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer.

If you invest in an IPCS with the Cap with Par Crediting Strategy, we guarantee that the Participation Rate will never be less than 100%, and the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term. If you invest in an IPCS with the Cap with Par & Spread Crediting Strategy, we guarantee that (i) the Participation Rate will never be less than 100%; (ii) the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term; and (iii) the Spread will never be greater than 1.00% for any IPCS with a 1 year Strategy Term. If you invest in an IPCS with the Trigger
Rate Crediting Strategy, we guarantee that the Trigger Rate will never be less than 1.00% for any IPCS with a 1 year Strategy Term.
Fixed Rate Strategy
The following describes the Fixed Rate Strategy currently available under the Contract. We may change the features of the FRS, offer new FRS options, and terminate the existing FRS. We will provide you with written notice before doing so.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Rate Strategy	One Year	0.15%
The Fixed Rate Strategy is not registered under the 1933 Act nor is it registered as an investment company under the 1940 Act. The fixed rate strategy disclosures are subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.

The Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2026 contain additional important information about the Contract and are incorporated herein by reference. The Prospectus and SAI are available, without charge, upon request. For a free copy of the Prospectus or SAI, call us at 1-888-GUARDIAN (1-888-482-7342) sending an email request to AnnuityCare@guardianlife.com, or visit our website at www.GuardianLife.com.
Contract ID: C000258308